Fiscal 2025 Second Quarter Results SEPTEMBER 9, 2025

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAUTIONARY STATEMENTS Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 2, 2025 (“Annual Report on Form 10-K”) and other factors discussed in our filings with the United States Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for contracts; price fluctuations in our product costs (including effects of tariffs); our ability to manage our inventory effectively, including during periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or limited supplier distribution rights are terminated; changes in supplier rebates or other terms of our supplier agreements; the availability of freight; the ability of our customers to make payments on credit sales; our ability to identify and introduce new products and product lines effectively; the spread of, and response to, public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our brand or reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products; interruptions in the proper functioning of our and our third-party service providers’ information technology systems, including from cybersecurity threats; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; our ability to continue our customer relationships with short-term contracts; risks associated with operating internationally, including exporting and importing our products; our indebtedness and the potential that we may incur additional indebtedness that might restrict our operating flexibility; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP as amended, and the Tax Receivable Agreements (each as defined in our Annual Report on Form 10-K); increases in interest rates on our variable indebtedness; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K . These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Net Debt, Adjusted Diluted Earnings Per Share (“Adjusted Diluted EPS)”, Free Cash Flow and Free Cash Flow Yield, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income, net income attributable to Core & Main, Inc. or diluted earnings per share, as applicable, or other financial statement data presented in our financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Net Debt, Adjusted Diluted EPS, Free Cash Flow and Free Cash Flow Yield to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non-GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA or Adjusted EBITDA margin for fiscal 2025 are included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc. without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”), and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Annual Report on Form 10-K) held by the Continuing Limited Partners (as defined in our Annual Report on Form 10-K) in Holdings. The Company’s fiscal year is a 52 or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. Each of the three months ended August 3, 2025 and three months ended July 28, 2024 included 13 weeks and each of the six months ended August 3, 2025 and six months ended July 28, 2024 included 26 weeks. The current fiscal year ending February 1, 2026 (“fiscal 2025”) will include 52 weeks. 2

© Core & Main All Rights Reserved. Confidential and Proprietary Information. TODAY’S PRESENTERS Mark Witkowski Chief Executive Officer Robyn Bradbury Chief Financial Officer Glenn Floyd Director, Investor Relations 3

Business Update MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. Q2 2025 BUSINESS UPDATE Driving Solid Growth & Gross Margin Expansion 5 ▪ Solid sales growth supported by balanced end markets and the execution of our product, customer and geographic expansion initiatives ▪ Strength in municipal demand and stability in non-residential partially offset softer residential lot development demand in the quarter ▪ Gross margin expansion driven by pricing discipline and initiative execution ▪ Targeted cost-out actions underway to improve operating margins ▪ Strong cash flow generation fueling organic growth, M&A strategy and return of capital to shareholders ▪ Continued to make investments in organic and inorganic growth opportunities ̶ Opened new locations in Kansas City, Kansas and Columbus, Wisconsin ̶ Announced the acquisition of Canada Waterworks on 9/2/2025

Financial Results ROBYN BRADBURY

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $0.61 $0.70 Q2'24 Q2'25 $1,964 $2,093 Q2'24 Q2'25 7 Q2 2025 FINANCIAL RESULTS Net Sales Net Income ($ in Millions, Except Per Share Amounts) Gross Profit Adjusted EBITDA(1) Diluted EPS Adjusted Diluted EPS(1) (1) Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. +7% $518 $560 Q2'24 Q2'25 % of Sales 26.8%26.4% +40 bps +8% $126 $141 Q2'24 Q2'25 6.7%6.4% +30 bps % of Sales +12% $257 $266 Q2'24 Q2'25 12.7%13.1% (40 bps) % of Sales(1) +4% +15% $0.77 $0.87 Q2'24 Q2'25 +13%

CASH FLOW & BALANCE SHEET

($ in Millions)

Operating Cash Flow



$266
($166)
($40)
($27)
$1
$34
Q2'25 Adjusted EBITDA[1]
Working Capital
Taxes[2]
Interest
Other
Q2'25 Operating Cash Flow

Capital Structure

Facility	Maturity	Interest Rate	As of 8/3/25
Senior ABL Credit Facility	2/9/29	S + 125[3]	100
Senior Term Loan due 2028	7/27/28	S + 200	1,241
Senior Term Loan due 2031	2/9/31	S + 200	937
Total Debt			**$2,278**
Less: Cash & Cash Equivalents			(25)
Net Debt[1]			**$2,253**

Capital Allocation



$24M
Capital Expenditures ($10M)
Share Repurchases ($8M)
Debt Service ($6M)

Free Cash Flow Yield[1][4]



4.6%
3.0%
2.8%
CORE&MAIN
Specialty Distributor Peers[5]
S&P 500

(1) Adjusted EBITDA, Net Debt and Free Cash Flow Yield are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Carries interest at term secured overnight financing rate ("Term SOFR") plus a margin ranging from 125 to 175 basis points, depending on borrowing capacity. (4) Defined as last twelve months free cash flow (net cash provided by operating activities minus capital expenditures) divided by market capitalization as of 8/3/2025. (5) Includes Ferguson, SiteOne Landscape Supply, Pool Corporation and Watsco.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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FISCAL 2025 OUTLOOK

($ in Millions)

Metric	FY24	FY25 Outlook
Net Sales	$7,441	$7,600 - $7,700
Adjusted EBITDA[(1)]	$930	$920 - $940
Adjusted EBITDA Margin[(1)]	12.5%	12.1% - 12.2%
Operating Cash Flow	$621	$550 - $610

End Market Assumptions	% of Net Sales	FY25 Outlook
Residential	~20%	Down Low Double Digits
Non-Residential	~38%	Flat
Municipal	~42%	Up Low Single Digits

Considerations

- Lowering outlook to reflect current market conditions and higher operating expenses
- Expect FY25 sales growth of 4% to 5%, excluding the effects of one less selling week vs. FY24
- End markets expected to be down slightly for the year on softer residential lot development demand
- On track to deliver 2% to 4% organic above-market growth
- FY25 gross margin expected to exceed prior year, supported by private label, sourcing optimization and pricing initiatives
- Targeted SG&A actions underway to enhance operating margins

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to "Use of Non-GAAP Financial Measures" for a discussion regarding the lack of a reconciliation of these estimated ranges.

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Appendix

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 42% 38% 20% Municipal Non-Residential Residential 19% 11 CORE & MAIN SNAPSHOT Key Stats Market Reach $12.4B Market Cap(1) $7.7B LTM Net Sales $946M LTM Adjusted EBITDA(2) 370+ Branches ~5,700 Associates 49 U.S. States 60K+ Customers 5,000+ Suppliers Market Share Product Mix $39B TAM(3) 50%50% New Construction Repair & Replacement Market Mix New Construction vs. Repair & Replace (1) As of August 3, 2025. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to page 15 of the presentation for a reconciliation to the nearest GAAP measure. (3) Based on independent third-party research and management estimates. Leader in Advancing Reliable Infrastructure with Local Service, Nationwide $453M LTM Net Income Branch locations Headquarters 225K+ Products 67% 16% 9% 8% Pipes, Valves & Fittings Storm Drainage Meters Fire Protection

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 60 – 70% Operating Cash Flow Conversion 30 – 50 bps Adjusted EBITDA Margin Enhancement +2 – 4% Growth from Acquisitions +2 – 4% Organic Above Market Volume Growth +2 – 4% Market Volume Growth Fusible HDPE Solutions Treatment Plant Greenfield Expansion ANNUAL VALUE CREATION TARGETS Multiple Levers to Drive Sustainable Growth and Margin Expansion Over the Long Term 12

© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 13

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAPITAL ALLOCATION FRAMEWORK 14 Priority Uses for Capital Organic Growth & Operational Initiatives M&A Share Repurchases or Dividends Significant Cash Generation with a Focus on Fueling Growth & Shareholder Returns ▪ Expect future capital expenditures to average ~0.5% – 0.6% of net sales ▪ Maintain a robust M&A pipeline and a disciplined approach to sourcing, acquiring and integrating businesses ▪ Deploy surplus capital towards share repurchases and/or dividends, subject to board approval Operating Cash Flow Target ~60% – 70% of Adjusted EBITDA Maintain Flexible Balance Sheet with Net Debt Leverage Target of 1.5x – 3.0x

RECONCILIATION OF NON-GAAP MEASURES

($ in Millions)

Adjusted EBITDA & Adjusted EBITDA Margin

	Three Months Ended		Six Months Ended		Twelve Months Ended
	August 3, 2025	July 28, 2024	August 3, 2025	July 28, 2024	August 3, 2025
Net income attributable to Core & Main, Inc.	$ 134	$ 119	$ 234	$ 214	$ 431
Plus: net income attributable to non-controlling interest	7	7	12	13	22
Net income	141	126	246	227	453
Depreciation and amortization[(1)]	46	47	93	91	188
Provision for income taxes	41	42	77	75	145
Interest expense	31	36	61	70	133
EBITDA	$ 259	$ 251	$ 477	$ 463	$ 919
Equity-based compensation	5	4	10	7	17
Acquisition expenses[(2)]	2	2	3	4	10
Adjusted EBITDA	$ 266	$ 257	$ 490	$ 474	$ 946
Adjusted EBITDA Margin:					
Net Sales	$ 2,093	$ 1,964	$ 4,004	$ 3,705	$ 7,740
Adjusted EBITDA / Net Sales	12.7%	13.1%	12.2%	12.8%	12.2%
Net Income Margin:					
Net Sales	$ 2,093	$ 1,964	$ 4,004	$ 3,705	$ 7,740
Net Income / Net Sales	6.7%	6.4%	6.1%	6.1%	5.9%

(1) Includes depreciation of certain assets which are reflected in "cost of sales" in our Statement of Operations. (2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization).

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15

RECONCILIATION OF NON-GAAP MEASURES

Adjusted Diluted EPS

	Three Months Ended		Six Months Ended		Fiscal Years Ended		
	August 3, 2025	July 28, 2024	August 3, 2025	July 28, 2024	February 2, 2025	January 28, 2024	January 29, 2023
Diluted earnings per share	$ 0.70	$ 0.61	$ 1.22	$ 1.11	$ 2.13	$ 2.15	$ 2.13
Amortization of intangible assets	0.19	0.19	0.37	0.36	0.75	0.54	0.49
Equity-based compensation	0.03	0.02	0.05	0.03	0.07	0.04	0.04
Acquisition expenses[(1)]	0.01	0.01	0.02	0.02	0.05	0.03	0.02
Offering expenses[(2)]	-	-	-	-	-	0.02	-
Income tax impact of adjustments[(3)]	(0.06)	(0.06)	(0.11)	(0.10)	(0.22)	(0.16)	(0.13)
Adjusted Diluted Earnings Per Share	$ 0.87	$ 0.77	$ 1.55	$ 1.42	$ 2.78	$ 2.62	$ 2.55

(1) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization). (2) Represents costs related to our initial public offering and subsequent secondary offerings reflected in selling, general and administrative expenses in our Statement of Operations. (3) Represents the tax impact on non-GAAP adjustments for amortization of intangibles, equity-based compensation, acquisition expenses and offering expenses.

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16

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 17 ($ in Millions, Except Share and Per Share Amounts) Free Cash Flow & Free Cash Flow Yield (1) As of August 3, 2025. Twelve Months Ended August 3, 2025 August 3, 2025 May 4, 2025 February 2, 2025 October 27, 2024 Operating Cash Flow 606$ 34$ 77$ 235$ 260$ Less: Capital Expenditures (42) (10) (13) (11) (8) Free Cash Flow 564$ 24$ 64$ 224$ 252$ Class A Shares (1) 190,491,983 Class B Shares (1) 6,932,015 Total Shares Outstanding 197,423,998 Share Price (1) 62.68$ Market Capitalization 12,375$ Free Cash Flow Yield 4.6% Three Months Ended

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 18 ($ in Millions) Net Debt August 3, 2025 July 28, 2024 Senior ABL Credit Facility due February 2029 100$ 250$ Senior Term Loan due July 2028 1,241 1,455 Senior Term Loan due February 2031 937 747 Total Debt 2,278$ 2,452$ Less: Cash & Cash Equivalents (25) (13) Net Debt 2,253$ 2,439$ As of